EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Natural Resources USA Corporation. (the “Company”) on Form 10-K for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert C.J. van Mourik, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert van Mourik
Robert C.J. van Mourik
Chief Financial Officer
Principal Financial and Accounting Officer

January 26, 2011

A signed original of this written statement required by Section 906 has been provided to Natural Resources USA Corporation and will be retained by Natural Resources USA Corporation and furnished to the Securities and Exchange Commission or its staff upon request.